SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential,  for  Use  of the  Commission  Only  (as  permitted  by  Rule
    14a-6(e)(2))
[ ] Definitive Proxy Statement
[X] Definitive  Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                     THE MEXICO EQUITY AND INCOME FUND, INC.
    ----------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):
[X]     No fee required.
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:
    ----------------------------------------------------------------------------

    (2) Aggregate number of securities to which transaction applies:
    ----------------------------------------------------------------------------

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
    ----------------------------------------------------------------------------

    (4) Proposed maximum aggregate value of transaction:
    ----------------------------------------------------------------------------

    (5) Total fee paid:

[ ]     Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by the registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:
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    (2) Form, Schedule or Registration Statement No.:
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    (3) Filing Party:
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    (4) Date Filed:
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



   YOUR VOTE IS VERY IMPORTANT. YOUR VOTE IS NECESSARY FOR THE FUND TO ACHIEVE
    A QUORUM TO HOLD THE MEETING. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO STOCKHOLDERS OF THE FUND OF FURTHER SOLICITATIONS, WE ASK THAT YOU PLEASE
            SIGN, DATE AND MAIL THE ENCLOSED WHITE PROXY CARD TODAY.



                     THE MEXICO EQUITY AND INCOME FUND, INC.
                             World Financial Center
                               200 Liberty Street
                            New York, New York 10281
                                 (212) 667-5000

                                                                December 9, 1999
Dear Stockholders:

You should have received The Mexico Equity and Income Fund, Inc.'s proxy materials for its December 3, 1999 Annual Meeting of Stockholders. As previously announced, the meeting was adjourned because the necessary quorum to transact business was not achieved. While the meeting will reconvene at 11:00 a.m. on December 10, 1999 at the offices of CIBC World Markets Corp., 200 Liberty Street, Conference Room E, 40th Floor, New York, New York, a quorum may not be achieved by that time and we may have to adjourn the meeting again. It is very important that we receive your vote today to avoid the additional expense to stockholders of the Fund of further adjournments and further solicitations.

ALL YOU NEED TO DO TO AT THIS TIME IS THE  FOLLOWING:
         SIGN, DATE AND MAIL THE FUND'S WHITE PROXY CARD TODAY.
         AN ADDITIONAL WHITE PROXY CARD AND POSTAGE PREPAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

Thank you for your continued support of the Fund.

                                             Respectfully,

                                             Bryan McKigney
                                             President and Secretary

                     THE MEXICO EQUITY AND INCOME FUND, INC.
             PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR
                ANNUAL MEETING OF STOCKHOLDERS - DECEMBER 3, 1999

The undersigned stockholder of The Mexico Equity & Income Fund, Inc. (the "Fund") hereby appoints Alan H. Rappaport, Laurence E. Cranch and Carmine E. Angone, and each of them, the proxies of the undersigned, with full power of substitution, to vote and act for and in the name and stead of the undersigned at the Annual Meeting of Stockholders of the Fund (the "Meeting"), to be held at the offices of CIBC World Markets Corp., 200 Liberty Street, 39th floor, New York, New York 10281, on Friday, December 3, 1999 at 11:00am New York time, and at any and all adjournments thereof according to the number of votes the undersigned would be entitled to cast if personally present.

PROPOSALS (Please check one box for each proposal.)

1. The election of Dr. Luis Rubio as a Class III Director to serve for a term expiring on the date on which the Annual Meeting of Stockholders is held in 2002.

   [   ] FOR                          [   ] WITHHOLD AUTHORITY
         the nominee listed below           to vote for the nominee listed below

         NOMINEE CLASS III:                 Dr. Luis Rubio

2.  The  ratification  of  the  selection  of   PricewaterhouseCoopers   LLP  as
independent accountants of the Fund for its fiscal year ending July 31, 2000.

   [   ] FOR                   [   ] AGAINST                    [   ] ABSTAIN

               THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS
                           VOTE FOR PROPOSALS 1 AND 2.

(Continued and to be signed on the other side)

The Shares represented by this proxy will be voted in accordance with instructions given by the stockholders, but if no instructions are given, this proxy will be voted in favor of Proposals 1 and 2. In addition, the Shares represented by this proxy will be voted on any other matter that may come before the Meeting in accordance with the discretion of the proxies appointed hereby. The undersigned hereby revokes any and all proxies with respect to such shares heretofor given by the undersigned. The undersigned acknowledges receipt of the Proxy Statement dated November 3, 1999.

Dated ______________, 1999

___________________________
Signature
___________________________
Signature if held jointly

If shares are held jointly, each Shareholder named should sign. If only one signs, his or her signature will be binding. If the Shareholder is a corporation, the President or a Vice President should sign in his or her own name, indicating title. If the Shareholder is a partnership, a partner should sign in his or her own name, indicating that he or she is a "Partner."

SIGN, DATE AND MAIL YOUR PROXY TODAY